                                                                   Exhibit 10.54

                           LICENSE SYSTEM ADDENDUM #6

                                       to

                       MASTER TECHNOLOGY LICENSE AGREEMENT

                                     between

                             SEIKO EPSON CORPORATION

                                       and

                     PEERLESS SYSTEMS IMAGING PRODUCTS, INC.


Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

SEC/PSIP Licensed system Addendum #6                                CONFIDENTIAL
--------------------------------------------------------------------------------

                      LICENSED SYSTEM ADDENDUM #6 TO MASTER
                       TECHNOLOGY LICENSE AGREEMENT DATED
                                  APRIL 1, 2000

The Licensed System Addendum #6 (hereinafter referred to as "this LSA #6") is entered into as of April 30, 2002 (the "Effective Date") by and between SEIKO EPSON Corporation, a Japanese corporation, with offices at 80 Harashinden, Hirooka Shiojirishi, Naganoken 399-0785 Japan (hereinafter referred to as "SEC") and PEERLESS Systems Imaging Products Inc., a Washington corporation, with offices at 20415 72nd Ave. S., Suite 400, Kent, WA 98032 (hereinafter referred to as "PSIP"), a wholly owned subsidiary of PEERLESS Systems Corporation, a Delaware corporation, pursuant to the provisions of the Master Technology License Agreement between SEC and PSIP (hereinafter referred to collectively as "the Parties") dated April 1, 2000 (hereinafter referred to as the "MTLA"). That MTLA provides that SEC may be granted a license of certain Licensed Products from PSIP pursuant to one or more Addenda to the MTLA executed by SEC and PSIP. This LSA #6 is hereby made part thereof, and the terms and conditions of the MTLA are incorporated by reference herein. To the extent there are any inconsistencies between this LSA #6 and the MTLA or the LSA #1, LSA #2, LSA #3, LSA #4, or LSA #5, this LSA #6 shall control.

This LSA #6 includes the following Exhibits:

         Exhibit A - Description of License Granted
         Exhibit B - Payments and Payment Terms
         Attachment #1 - Summary of Authorized SEC Devices

IN WITNESS WHEREOF, the Parties have executed this LSA #6 as of the Effective Date.

SEIKO EPSON CORPORATION                         PEERLESS SYSTEMS IMAGING
                                                PRODUCTS, INC.

By:                                             By:


/s/ Kazuhiko Iida                               /s/ Ron Davis
--------------------------------                --------------------------
(Authorized Signature)                          (Authorized Signature)
Name:  Kazuhiko Iida                            Name:  Ron Davis
Title:  General Manager                         Title:  Vice President, Sales
Date:  April __, 2002                           Date:  April __, 2002

--------------------------------------------------------------------------------
Final (April 18, 2002)              Page 1 of 16     Initials: PSIP ___; SEC ___

SEC/PSIP Licensed system Addendum #6                                CONFIDENTIAL
--------------------------------------------------------------------------------

                           LICENSED SYSTEM ADDENDUM #6

1.0 DEFINITION. All capitalized terms used herein shall have the meaning specified in this LSA #6 or, if not defined herein, then the meaning specified in the MTLA. For the terms that are defined in this Section 1 and in the MTLA, or LSA #1 or LSA #2 or LSA #3 or LSA #4 or LSA #5, the definition provided herein shall govern for all purposes hereof.

1.1 "Derivative Product", with respect to any hardware product, means the main body of a SEC product incorporating PSIP Materials and any other components which shall be bundled with and be contained in a package with the main body of product at the time of SEC's shipment of that product to SEC's customer.

1.2 "Machine Executable Copy" includes anything designated as such under the MTLA and, without limiting the foregoing, any object code, machine executable version of any Derivative Work of any Current Release or Update Release licensed to SEC under this LSA #6.

1.3 "PSIP Materials" includes anything designated as such under the MTLA and, without limiting the foregoing, any of the foregoing incorporated in our underlying any Derivative Work created thereof.

1.4 "Bundled Product" in the context of this LSA #6 means that every unit of the designated Authorized SEC Devices shipped will contain Adobe PostScript(R)3(TM).

1.5 "Unbundled Product" in the contest of this LSA #6 means every one of the designated Authorized SEC Devices shipped will contain Adobe PostScript(R)3(TM). In the event that the Authorized SEC Device is offered for sale with Adobe PostScript(R)3(TM) both as an option and as a standard feature (in this case as two version of the same Authorized SEC Device); both versions will be considered as "Unbundled Products".

2.0 ADDITIONAL LICENSE GRANTED. Unless specifically set out herein, SEC is given no rights hereunder to distribute, or in any other manner transfer Source Code or Source Materials to any third person. All Licenses granted herein are non-exclusive.

3.0 DELIVERABLES. SEC agrees that PSIP has transmitted to an Authorized SEC Facility one (1) copy of the Machine Executable Code and related standard documentation for each Authorized SEC Device identified herein.

4.0 TERM AND TERMINATION. The term of this LSA #6 shall commence upon the Effective Date and shall be contemporaneous with the term of the License under the MTLA.

5.0 INDEMNIFICATION. SEC shall have the right, subject to the MTLA, LSA #1, LSA #2, LSA #3, LSA #4, LSA #5 and this LSA #6, to control its development, manufacturing and marketing efforts. Accordingly, SEC shall, except to the extent that PSIP has indemnified SEC pursuant to the MTLA, indemnify and hold PSIP harmless from any and all losses or damages (including without limitation attorney's fees and costs and all third party claims or demands of

--------------------------------------------------------------------------------
Final (April 18, 2002)             Page 2 of 16      Initials: PSIP ___; SEC ___

SEC/PSIP Licensed system Addendum #6                                CONFIDENTIAL
--------------------------------------------------------------------------------

any type whatsoever) arising out of, incurred in connection with or relating to the SEC development, manufacturing and marketing of Authorized SEC devices.

6.0 PROPRIETARY RIGHTS AND CONFIDENTIALITY

6.1 PSIP shall own all title and proprietary rights, including without limitation copyrights, patents and trade secret rights, in any PSIP Material, including without limitation any portion thereof incorporated in or underlying any Derivative Work created by SEC and any part or copy of any of the foregoing in any form or media. In the case of all Derivative Work, PSIP shall continue to own underlying Code and all proprietary rights thereto, and shall own the Derivative Work as a whole and all proprietary rights thereto. PSIP shall own such modifications per se and all proprietary rights thereto. SEC Shall have the right and license to use such modifications per se to the same extent it is licensed to use the Code in such respective formats as set forth elsewhere in the MTLA, LSA #1, LSA #2, LSA #3, LSA #4, or LSA #5, and this LSA #6. The foregoing ownership rights are subject to the Licenses set forth herein. Rights not expressly granted to the SEC hereunder are reserved by the PSIP.

Without limiting the foregoing SEC shall own all title and proprietary rights in any preexisting SEC intellectual property that SEC contributes to any such Derivative Work.

6.2 Without limiting any of SEC's obligations of confidentiality imposed pursuant to the MTLA, SEC shall (i) specifically require any employee and contractor of SEC to execute SEC's standard confidentiality and non-disclosure agreement(s); (ii) notify PSIP promptly and in writing of any circumstances of which SEC has knowledge regarding any possible use of or access to any Confidential Information or any part thereof by any unauthorized person or entity; and (iii) take and allow PSIP to take, at SEC's expense but under PSIP's control, any legal or other action necessary to prevent or stop the access to or use of the Confidential Information by any person or entity that has gained access to the Confidential Information due to the fault or negligence of License or any breach by SEC of the MTLA or this LSA #6.

6.3 Any breach by SEC of any of its obligations under the Section 6 shall be considered to be Default of the provisions of the MTLA.

7.0 AUDIT RIGHTS. PSIP shall have the right, upon one reasonable prior notice, to have one (1) of its employs walk through and inspect any SEC Facility to determine whether SEC employs adequate security procedures as required in Paragraph 6.2 of this LSA #6. Any such audit shall take place during business hours at SEC's location and shall be conducted in a manner that does not unreasonably disrupt the business operations of SEC. PSIP shall bear the expense of any such audit. PSIP shall comply with SEC's instructions during the audit of the SEC Facility.

///End

--------------------------------------------------------------------------------
Final (April 18, 2002)              Page 3 of 16     Initials: PSIP ___; SEC ___

SEC/PSIP Licensed system Addendum #6                                CONFIDENTIAL
--------------------------------------------------------------------------------

                   EXHIBIT A - DESCRIPTION OF LICENSE GRANTED

1.0 PSIP Licensed Products: SEC is authorized to distribute the following PSIP Licensed Product(s) listed below which it has received in Machine Executable Copy form:

         1.1 PSIP API(TM) specification as used in connection with the SEC Seiko Page Printer Platform (SPPP) interface.

         1.2  Machine executable Adobe PostScript(R)3(TM) code including:
                     1.2.1     Adobe Acrobat(R) Reader
                     1.2.2     Adobe Driver Software (Current Release)
                     1.2.3     Adobe Type Manager(R)
                     1.2.4     Bitmap fonts

2.0 Authorized SEC Devices: SEC is authorized to distribute the PSIP Licensed Products in object code format only solely in the following Authorized SEC
Devices:

         2.1 Those Authorized SEC Devices named in Attachment #1 (Summary for Authorized SEC Devices) to LSA #1 dated July 13, 2000, to the MTLA. Specifically, the SEC designated products, *

         2.2 Those Authorized SEC Devices named in Attachment #1 (Summary for Authorized Devices) to LSA #2 dated October 31, 2000 to the MTLA. Specifically, the SEC designated products, *

         2.3 Those Authorized SEC Devices named in Attachment #1 (Summary for Authorized Devices) to LSA #3 to the MTLA. Specifically, the SEC designated products *

         2.4 Those Authorized SEC Devices named in Attachment #1 (Summary for Authorized Devices) to LSA #4 to the MTLA. Specifically, the SEC designated products *

         2.5 Those Authorized SEC Devices named in Attachment #1 (Summary for Authorized Devices) to LSA #5 to the MTLA. Specifically, the SEC designated products *

         2.6 Those Authorized SEC Devices named in Attachment #1 (Summary for Authorized Devices) to LSA #6 to the MTLA. Specifically, the SEC designated products *

It is understood between the Parties that SEC has delivered to PSIP the latest technical specifications for each of the Authorized SEC Devices as of the date of execution of the LSA #6.

3.0 Authorized SEC Facility: SEC may store and use the PSIP Materials only at the following Authorized SEC Facility:

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Final (April 18, 2002)              Page 4 of 16     Initials: PSIP ___; SEC ___

SEC/PSIP Licensed system Addendum #6                                CONFIDENTIAL
--------------------------------------------------------------------------------

         Hirooka Office: 80, Harashinden, Hirooka, Shioijirishi, Nagano-ken, 399-0785, Japan.

This Authorized SEC Facility may be changed with the written approval of PSIP, which approval shall not be unreasonably withheld. When the Authorized SEC Facility above is sought to be changed, SEC will notify PSIP in writing of the substitute Authorized SEC Facility's name and address at least thirty (30) days in advance of said change. When SEC stores the duplicated PSIP Materials at a more than one Authorized SEC Facility, then any additional Authorized SEC Facility shall be deemed to be an Authorized SEC Facility thirty (30) days after SEC both (i) has notified PSIP in writing of the address of such additional facility and PSIPs approval has been granted, and (ii) has paid PSIP's then standard fee for adding an Authorized SEC Facility.

         3.1 Reproduction Sites. SEC may reproduce the PSIP Material in machine executable code format (object code) for each of the above designated Authorized SEC Devices at any SEC designated manufacturing facility worldwide.

         ///End

--------------------------------------------------------------------------------
Final (April 18, 2002)             Page 5 of 16      Initials: PSIP ___; SEC ___

SEC / PSIP Licensed system Addendum #6                              CONFIDENTIAL
--------------------------------------------------------------------------------

                     EXHIBIT B - PAYMENTS AND PAYMENT TERMS

1.0 PER UNIT LICENSE FEES: For each Authorized SEC Device shipped pursuant to LSA #1, LSA #2, LSA #3, LSA #4, LSA #5 and this LSA #6, PSIP and SEC agree that there shall be a non-refundable, non-transferable and non-creditable Per Unit License Fee due and paid to PSIP. The amount of the Per Unit License Fees for each Authorized SEC Device developed hereunder is shown below. The percentages in the following tables are based on the Suggested Retail Price (SRP) of the product. In the event that a relevant SRP in Japanese, Yen shall be established in Japan, the SRP shall be converted into U.S. dollars at TTM rate equal to the average exchange rates for the appropriate currency issued by The Fuji Bank, Limited at the end of the first and last days of the relevant quarterly accounting period (or the first business day thereafter if such day is a Sunday or other non-business day. In the event that a legal SRP cannot be established outside the United States, the SRP of the Authorized SEC Device in the United States will be used.

1.1 Per Unit LICENSE FEES: The recurring Per Unit License Fee is the fee that PSIP charges SEC for the right to use PSIP's Licensed Products in each Authorized SEC Device shipped by SEC is detailed below.

         1.1.1    License Fees for Authorized SEC Devices authorized in LSA #1.

         -----------------------------------------------------------------------------------------------
                       Table #1 - Per Unit License Fees for Japanese Character Version
                               (Inclusive of Roman Character Font License Fees)
                              (Exclusive of Japanese Character Font License Fees
         -----------------------------------------------------------------------------------------------
                               Royalty for Authorized SEC Device      Royalty for Optional PostScript
                                           (Bundled)                          Kit (Unbundled)
         -----------------------------------------------------------------------------------------------
                 *                            *%                                   *%
         -----------------------------------------------------------------------------------------------
                 *                            *%                                   *%
         -----------------------------------------------------------------------------------------------


         -----------------------------------------------------------------------------------------------
                        Table #2 - Per Unit License Fees for Roman Character Version
                              (Inclusive of Roman Character Font License Fees)
         -----------------------------------------------------------------------------------------------
                               Royalty for Authorized SEC Device      Royalty for Optional PostScript
                                             (Bundled)                          Kit (Unbundled)
         -----------------------------------------------------------------------------------------------
                    *                            *%                                   *%
         -----------------------------------------------------------------------------------------------
                    *                            *%                                   *%
         -----------------------------------------------------------------------------------------------

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Final (April 18, 2002)           Page 6 of 16        Initials: PSIP ___; SEC ___

SEC/PSIP Licensed system Addendum #6                                CONFIDENTIAL
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
         Table #3 - Per Unit Incremental License Fee for Japanese Character
                                PostScript Font - Heisei Font Set
                                       (Two font Minimum)

     ---------------------------------------------------------------------------
     Japanese SRP for Each Authorized              Per Heisei Typeface in U.S. $
               SEC Device
     ---------------------------------------------------------------------------
                       *                                        $*
     ---------------------------------------------------------------------------
                       *                                        $*
     ---------------------------------------------------------------------------
                       *                                        $*
     ---------------------------------------------------------------------------
                       *                                        $*
     ---------------------------------------------------------------------------
                       *                                        $*
     ---------------------------------------------------------------------------
                       *                                        $*
     ---------------------------------------------------------------------------
                       *                                        $*
     ---------------------------------------------------------------------------
                       *                                        $*
     ---------------------------------------------------------------------------
                       *                                        $*
     ---------------------------------------------------------------------------
                       *                                        $*
     ---------------------------------------------------------------------------


     ---------------------------------------------------------------------------
       Table #4 - Per Unit Incremental License Fee for Japanese Character
                       PostScript Font - Morisawa Font Set
                               (Two font Minimum)
     ---------------------------------------------------------------------------
        Japanese SRP for Each Authorized          Per Heisei Typeface in U.S. $
                  SEC Device
     ---------------------------------------------------------------------------
                       *                                        $*
     ---------------------------------------------------------------------------
                       *                                        $*
     ---------------------------------------------------------------------------
                       *                                        $*
     ---------------------------------------------------------------------------
                       *                                        $*
     ---------------------------------------------------------------------------
                       *                                        $*
     ---------------------------------------------------------------------------
                       *                                        $*
     ---------------------------------------------------------------------------
                       *                                        $*
     ---------------------------------------------------------------------------
                       *                                        $*
     ---------------------------------------------------------------------------
                       *                                        $*
     ---------------------------------------------------------------------------
                       *                                        $*
     ---------------------------------------------------------------------------

             1.1.1.1 *

***  means greater than
**   means less than

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Final (April 18, 2002)             Page 7 of 16      Initials: PSIP ___; SEC ___

SEC/PSIP Licensed system Addendum #6                                CONFIDENTIAL
--------------------------------------------------------------------------------

    ----------------------------------------------------------------------------
                           Table #5 - *

          1.1.1.2 *

     1.1.2 License Fees for Authorized SEC Devices Authorized in LSA #2, LSA #3, LSA #4, LSA #5 and this LSA #6.

     ----------------------------------------------------------------------------------
                             Table #6 - Per Unit License Fees
                      (Inclusive of Roman Character Font License Fees)
                    (Exclusive of Japanese Character Font License Fees
     ----------------------------------------------------------------------------------
                        Royalty for Authorized SEC       Royalty for Optional
                             Device (Bundled)          PostScript Kit (Unbundled)
     ----------------------------------------------------------------------------------
             *            *% (minimum of U.S.$ *)       *% (minimum of U.S.$ *)
     ----------------------------------------------------------------------------------
             *            *% (minimum of U.S.$ *)       *% (minimum of U.S.$ *)
     ----------------------------------------------------------------------------------

** means less than
*** means greater than

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Final (April 18, 2002)            Page 8 of 16       Initials: PSIP ___; SEC ___

SEC / PSIP Licensed system Addendum #6                              CONFIDENTIAL
--------------------------------------------------------------------------------

    ----------------------------------------------------------------------------
       Table #7 - Per Unit Incremental License Fee for Japanese Character
                        PostScript Font - Heisei Font Set

                               (Two font Minimum)

    --------------------------------------------------------------------------------------------
                     Japanese SRP for Each Authorized          Per Heisei Typeface in U.S. $
                               SEC Device
    --------------------------------------------------------------------------------------------
                                       *                                       $*
    --------------------------------------------------------------------------------------------
                                       *                                       $*
    --------------------------------------------------------------------------------------------
                                       *                                       $*
    --------------------------------------------------------------------------------------------
                                       *                                       $*
    --------------------------------------------------------------------------------------------
                                       *                                       $*
    --------------------------------------------------------------------------------------------
                                       *                                       $*
    --------------------------------------------------------------------------------------------
                                       *                                       $*
    --------------------------------------------------------------------------------------------
                                       *                                       $*
    --------------------------------------------------------------------------------------------
                                       *                                       $*
    --------------------------------------------------------------------------------------------
                                       *                                       $*
    --------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------
       Table #8 - Per Unit Incremental License Fee for Japanese Character
                       PostScript Font - Morisawa Font Set

                               (Two font Minimum)

    --------------------------------------------------------------------------------------------
                     Japanese SRP for Each Authorized          Per Heisei Typeface in U.S. $
                               SEC Device
    --------------------------------------------------------------------------------------------
                                       *                                    $*
    --------------------------------------------------------------------------------------------
                                       *                                    $*
    --------------------------------------------------------------------------------------------
                                       *                                    $*
    --------------------------------------------------------------------------------------------
                                       *                                    $*
    --------------------------------------------------------------------------------------------
                                       *                                    $*
    --------------------------------------------------------------------------------------------
                                       *                                    $*
    --------------------------------------------------------------------------------------------
                                       *                                    $*
    --------------------------------------------------------------------------------------------
                                       *                                    $*
    --------------------------------------------------------------------------------------------
                                       *                                    $*
    --------------------------------------------------------------------------------------------
                                       *                                    $*
    --------------------------------------------------------------------------------------------

*** means more than
**  less than

     1.1.2.1 *

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Final (April 18, 2002)            Page 9 of 16       Initials: PSIP ___; SEC ___

SEC / PSIP Licensed system Addendum #6                              CONFIDENTIAL
--------------------------------------------------------------------------------

                  --------------------------------------------------------------
                                         Table #9 - *

*** means more than
**  less than

          1.1.2.2 *

1.2 BLOCK LICENSE.

     1.2.1 Block License Grant. In lieu of paying the required Per Unit Royalty Fee on an "as incurred" basis, PSIP has granted SEC a Block License under which SEC may offset the Per Unit Royalties incurred by the Authorized SEC Devices identified in Exhibit A, Section 2 herein; provided that, SEC may not offset the Per Unit Royalties incurred by any additional Authorized SEC Devices to be granted under a license of future Licensed System Addenda to be attached to the MTLA.

     1.2.2 Block License Payment. PSIP has granted SEC a Block License for PSIP Licensed Products contained in the Authorized SEC Devices. This Block License will be granted for non-refundable, non-transferable and non-creditable payment of U.S.$ * (* dollars) due and payable as of the execution date of this LSA#5. This Block License Payment shall be paid within * after execution of this LSA#5.

     1.2.3 Block License Terms and Conditions. The terms and conditions of the PSIP granted Block License to SEC are as follows.

     a) The utilization of the Block License shall apply to the use of all PSIP Licensed Products named in LSA #1, LSA #2, LSA #3, LSA #4 and this LSA #5 (as listed in Exhibit A, Section 2.0 herein).

     b) For the distribution of the Authorized SEC Devices named in LSA #1, SEC may apply, at its sole discretion, Per Unit License Fees for each object code copy of the PSIP Licensed Products as set forth in Exhibit B, Section 1.1.1 hereof or those fees as set out below in Exhibit B,
          Section 1.2.4 hereof. For the distribution of the Authorized SEC Devices named in LSA# 2, LSA #3, LSA #4 or this LSA #5,

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Final (April 18, 2002)             Page 10 of 16    Initials: PSIP ___; SEC ___

SEC / PSIP Licensed system Addendum #6                          CONFIDENTIAL
--------------------------------------------------------------------------------

          SEC may apply the reduced Per Unit License Fees for each object code copy of the PSIP Licensed Product as set out below in Exhibit B,
          Section 1.2.4 herein.

     c) SEC will apply the above stated Per Unit Recurring License Fee to the actual number of Authorized SEC Devices shipped which contain the object code copies of the PSIP Licensed Products and will thus calculate the equivalent earned Per Unit Recurring License Fee.

     d) The Per Unit Recurring License Fees stated in Exhibit B, Section 1.1.1 (solely for Authorized SEC Devices licensed in LSA#1) and/or Section
          1.2.4 below, shall apply until the crediting of the equivalent earned recurring license fee equals U.S.$ * (*dollars).

     e) Upon exhaustion of the U.S.$ * Block License plus any Additional Block Licenses for each new printer as set out below, in any, at SEC's option, the following actions may take place:

          i) SEC, at its sole discretion, may purchase future Block License(s) in the amount of U.S. $* (* dollars) under the same terms and conditions as enumerated herein; provided however, that PSIP and SEC shall negotiate to reduce Per Unit License Fees for all Authorized SEC Devices to be applied to those future Block Licenses from any previous Per Unit License Fee. If SEC has executed additional Block License(s) in which the Authorized SEC Devices named in LSA #1, LSA #2, LSA #3, LSA #4 and this LSA #5 are in part or in total named, then the Per Unit Recurring License Fee for such Authorized SEC Devices may be credited against those additional granted Block License(s).

          ii) SEC, at its sole discretion, may purchase additional Block License(s) in the amount of U.S. $* (* dollars) each under the same terms and conditions as enumerated herein.

          iii) SEC, at its sole discretion may decide not to purchase an additional Block License as set forth in e) i) or ii) above, in which case the recurring Per Unit License Fee for each Authorized SEC Device named in LSA #1 shall revert to the rate defined in Exhibit B, Section 1.1 hereof and those fees for each Authorized SEC Device named in LSA #2, LSA #3, LSA #4 and this LSA #5 would revert to rate as defined in Exhibit B, Section 1.1.2 herein.

     1.2.4 License Fees for Authorized SEC Devices Authorized in LSA #1, LSA #2, LSA #3, LSA #4 and LSA #5 under this Block License. In the case of Authorized SEC Devices authorized in LSA #1, SEC may, at its sole discretion use either the Per Unit License Fees enumerated in Section 1.1.1 or below under the Block License:

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Final (April 18, 2002)         Page 11 of 16      Initials: PSIP ___; SEC ___

SEC / PSIP Licensed system Addendum #6                              CONFIDENTIAL
--------------------------------------------------------------------------------

         ---------------------------------------------------------------------
                        Table #10 - Per Unit License Fees
                (Inclusive of Roman Character Font License Fees)
               (Exclusive of Japanese Character Font License Fees)
         ---------------------------------------------------------------------
                 Royalty for Licensed System         Royalty for Optional
                         (Bundled)                PostScript Kit (Unbundled)
         ---------------------------------------------------------------------
           *             *% (minimum of U.S.$ *)        *% (minimum of
                                                            U.S.$ *)
         ---------------------------------------------------------------------
           *          a) *% (minimum of $*) for         *% (minimum of U.S.
                         products with an SRP of        $*)
                         U.S. $* or less.
                      b) *% for products with an
                         SRP greater than $*.
         ---------------------------------------------------------------------

  --------------------------------------------------------------------------------------
           Table #11 - Per Unit Incremental License Fee for Japanese Character
                            PostScript Font - Heisei Font Set.
                                    (Two font Minimum)
  --------------------------------------------------------------------------------------
         Japanese SRP for Each Licensed System         Per Heisei Typeface in U.S. $
  --------------------------------------------------------------------------------------
                           *                                           $*
  --------------------------------------------------------------------------------------
                           *                                           $*
  --------------------------------------------------------------------------------------
                           *                                           $*
  --------------------------------------------------------------------------------------
                           *                                           $*
  --------------------------------------------------------------------------------------
                           *                                           $*
  --------------------------------------------------------------------------------------
                           *                                           $*
  --------------------------------------------------------------------------------------
                           *                                           $*
  --------------------------------------------------------------------------------------
                           *                                           $*
  --------------------------------------------------------------------------------------
                           *                                           $*
  --------------------------------------------------------------------------------------
                           *                                           $*
  --------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------
           Table #12 - Per Unit Incremental License Fee for Japanese Character
                           PostScript Font - Morisawa Font Set.
                                    (Two font Minimum)
  --------------------------------------------------------------------------------------
         Japanese SRP for Each Licensed System         Per Morisawa Typeface in U.S. $
  --------------------------------------------------------------------------------------
                          *                                            $*
  --------------------------------------------------------------------------------------
                          *                                            $*
  --------------------------------------------------------------------------------------
                          *                                            $*
  --------------------------------------------------------------------------------------
                          *                                            $*
  --------------------------------------------------------------------------------------
                          *                                            $*
  --------------------------------------------------------------------------------------
                          *                                            $*
  --------------------------------------------------------------------------------------
                          *                                            $*
  --------------------------------------------------------------------------------------
                          *                                            $*
  --------------------------------------------------------------------------------------
                          *                                            $*
  --------------------------------------------------------------------------------------

**  means less than
*** means greater than

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Final (April 18, 2002)         Page 12 of 16       Initials: PSIP ___; SEC ___

SEC / PSIP Licensed system Addendum #6                              CONFIDENTIAL
--------------------------------------------------------------------------------

    ----------------------------------------------------------------------------
                   *                                           $*
    ----------------------------------------------------------------------------

          1.2.4.1 *

    ----------------------------------------------------------------------------
                              Table #13 - *

** means less than
*** means greater than

          1.2.4.2 *

1.3 ADDITIONAL BLOCK LICENSE

     1.3.1 Additional Block License Grant. If SEC wishes to add new Authorized SEC Devices using new printer engine ("New Authorized SEC Devices") and/or those devices using certain engines previously covered under previously executed LSAs, PSIP and SEC agree to enter into new LSA to be attached to the MTLA and PSIP shall grant additional Block Licenses ("additional Block License") for New Authorized SEC Devices under the new LSA and the following terms and conditions:

     a) Additional Block Licenses will be issued in the denomination of U.S. $* (*dollars) for one or more New Authorized SEC Device. (For example, if the Additional Block License names three (3) new Authorized SEC Devices in an applicable LSA, and one (1) printer engine is defined for all three (3) Authorized SEC Devices, then the Additional Block License will be denominated at U.S. $*. if the three (3) new Authorized SEC Devices use two (2) new printer engines,

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Final (April 18, 2002)           Page 13 of 16       Initials: PSIP ___; SEC ___

SEC / PSIP Licensed system Addendum #6                              CONFIDENTIAL
--------------------------------------------------------------------------------

               then the Additional Block License will be denominated at U.S. $*, and if the three (3) new Authorized SEC Devices use certain engine previously covered under previously executed LSA, no additional Block License shall be required for such new Authorized SEC Devices provided that, Per Unit License Fees set out in Exhibit B, Section 1.2.4 hereof shall be applied to such new Authorized SEC Devices, and such fees paid to PSIP under the terms of the MTLA).

          b) For the distribution of New Authorized SEC Devices, SEC may apply the reduced Per Unit License Fees as set out in Exhibit B,
               Section 1.2.4 hereof to reduce any Additional Block License payments. Such Additional Block License will also cover the Per Unit License Fees for all Authorized SEC Devices licenses under previously executed LSA and under current LSA.

          c) SEC, at its sole discretion, may decide not to purchase Additional Block License as set forth in Section 1.3.1 a) and b) above, in which case the rate as defined in Exhibit B, Section
               1.1.2 hereof shall be applied as the Per Unit License Fee for each New Authorized SEC Device.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Final (April 18, 2002)           Page 14 of 16       Initials: PSIP ___; SEC ___

SEC / PSIP Licensed system Addendum #6                              CONFIDENTIAL
--------------------------------------------------------------------------------

               ATTACHMENT #1 - SUMMARY FOR AUTHORIZED SEC DEVICES

Following are product descriptions for the Authorized SECDevices licensed under this LSA#6.
1.0 Milan-CG (W) (AcuLaser-C8600 (AL-C8600)) Printer System Summary
         1.1  Controller Design: *
         1.2  Controller CPU: *
         1.3  Operating System: *
         1.4  ROM Capacity: Code:  *
         1.5  ROM used by Adobe:  *
         1.6  RAM Capacity: *
         1.7  Standard Communications: *
         1.8  Optional Communications: *
         1.9  Marking Engine:  *
         1.10 Resolution: *
         1.11 Marking Engine Speed: *
         1.12 Color/Monochrome: *
         1.13 Paper Sizes: *
         1.14 Paper Sources:
                  1.14.1   *
                  1.14.2   *
                  1.14.3   *
                  1.14.4   *
         1.15 Paper output:  *
         1.16 User Interface: *
         1.17 Language Support:  *
         1.18 Typeface: *
         1.19 Other Adobe Software:  *

2.0 Milan-PC (AcuLaser-C4000 (AL-04000)) Printer Summary

         2.1  Controller Design: *
         2.2  Controller CPU: *
         2.3  Operating System: *
         2.4  ROM Capacity: *
         2.5  ROM used by Adobe, *
         2.6  RAM Capacity: *
         2.7  Standard Communications: *
         2.8  Optional Communications: *
         2.9  Marking Engine:  *
         2.10 Resolution: *

--------------------------------------------------------------------------------
Final (April 18, 2002)            Page 15 of 16      Initials: PSIP ___; SEC ___

SEC/PSIP Licensed system Addendum #6                                CONFIDENTIAL
--------------------------------------------------------------------------------

         2.11 Marking Engine Speed:  *
              Paper 8ppm at A4 2.12 Color/Mono:  *
         2.13 Paper Sizes: *
         2.14 Paper Sources
                  2.14.1.  *
                  2.14.2   *
                  2.14.3.  *
                  2.14.4.  *
         2.15 Paper Output: *
         2.16 User Interface: *
         2.17 Language Support: *
         2.18 Typeface: *
         2.19 Other Adobe Software:  *

3.0 Milan-HB(EPL-6100) Printer Summary
         3.1  Controller Design: *
         3.2  Controller CPU: *
         3.3  Operating System: *
         3.4  ROM Capacity: *
         3.5  ROM used by *
         3.6  RAM Capacity: *
         3.7  Standard Communications: *
         3.8  Optional Communications: *
         3.9 Marking Engine:  *
         3.10 Resolution:  *
         3.11 Marking engine speed:  *
         3.12 Color/Mono: *
         3.13 Paper Sizes: *
         3.14 Paper Sources
                  3.14.1.  *
                  3.14.2.  *
                  3.14.3.  *
         3.15 Paper output: *
         3.16 User Interface: *
         3.17 Language Support: *
         3.18 Typeface: *
         3.19 Other Adobe Software: *

--------------------------------------------------------------------------------
Final (April 18, 2002)            Page 16 of 16      Initials: PSIP ___; SEC ___

SEC/PSIP Amendment #1 (LSA #6)                                      CONFIDENTIAL
--------------------------------------------------------------------------------

                 AMENDMENT #1 TO THE LICENSED SYSTEM ADDENDUM #6

This Amendment #1 dated July 1, 2002 (hereinafter referred to as "Amendment #1) to Licensed System Addendum #6 dated April 30, 2002 ("LSA #6") is entered into by and between SEIKO EPSON Corporation, a Japanese corporation, (hereinafter referred to as "SEC") and Peerless Systems Imaging Products, Inc., a Washington corporation, (hereinafter referred to as "PSIP") pursuant to the provisions of the Master Technology License Agreement between those parties dated April 1, 2000 (hereinafter referred to as the "MTLA"). This Amendment # 1 is hereby made a part thereof, and the terms and conditions of the MTLA and LSA #6 thereto are incorporated by reference herein.

WHEREAS, SEC and PSIP now wish that PSIP grants to SEC an additional Block License set forth in Section 1.2 of Exhibit B of LSA #6 for use in the Authorized SEC Devices identified in Exhibit A, Section 2 of LSA #6.

NOW THEREFORE, SEC and PSIP hereto agree as follows effective July 1, 2002 ("Effective Date"):

     1. Subject to the payment of all fees herein, PSIP grants to SEC an additional Block License under the same terms and conditions of LSA #6 in the amount of * dollars (U.S.$ *).

     2. In exchange for this additional Block License, SEC agrees to pay PSIP * dollars (U.S.$ *) which shall be due and payable within sixty (60) days of the execution of this Amendment#1. PSIP agrees that such payments require the receipt by SEC of original invoices and the required Tax Application Form for Income Tax Convention with PSIP's signature. SEC will provide the required Tax Application Form for Income Tax Convention and PSIP will complete as appropriate and return the form to SEC. Payments made hereunder are non-cancelable, non-refundable, and non-transferable.

     3. Except as expressly provided herein, all the terms of the MTLA and LSA #6 shall continue in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment #1 as of the Effective Date.

SEIKO EPSON CORPORATION                     PEERLESS SYSTEMS CORPORATION
By:                                         By:

/s/  Kazuhiko Iida                          /s/ Ron Davis
----------------------------------          -----------------------------------
Name:  Kazuhiko Iida                        Name:  Ron Davis
Title:  General Manager                     Title:  Vice President of Sales
Date:  July 23, 2002                        Date:  July 11, 2002

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------
Final (July 11, 2002)             Page 1 of 1        Initials: SEC ___; PSIP ___